UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 S. Marquette Ave.,

Minneapolis, MN 55402

(Address of principal executive offices and zip code)

(651) 483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On December 15, 2025 (the “Closing Date”), Deluxe Receivables LLC (“Borrower”), a special purpose company and wholly-owned subsidiary of Deluxe Corporation (the “Company”), a Minnesota corporation, entered into Amendment No. 1 to Receivables Financing Agreement (the “Amendment”), amending the Receivables Financing Agreement, dated as of March 13, 2024 (the “RFA”) among MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”), the Borrower, the Company, as initial servicer (the “Servicer”) and the group and agents and lenders party thereto.

The Amendment, among other things, (i) increases the Facility Limit to $100,000,000, (ii) increases the Required Capital Amount to $17,500,000 and (iii) extends the Scheduled Termination Date from March 12, 2027 to December 14, 2028. The drawn fee was amended to correspond to the long term debt rating of the Company as set forth in the chart below:

Pricing Level	Rating	Drawn Fee Percentage
I	BB- or better and Ba3 or better	1.00%
II	B+ or better and B1 or better, in each case, but below the rating set forth in Pricing Level I	1.15%
III	B or better and B2 or better, in each case, but below the rating set forth in Pricing Level I and Pricing Level II	1.25%
IV	B- or worse (or unrated) or B3 or worse (or unrated)	1.40%

The Pricing Level as of the Closing Date is II. The other material terms of the RFA were unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Amendment No. 1 to Receivables Financing Agreement, dated December 15, 2025, by and among Deluxe Receivables LLC, Deluxe Corporation, MUFG Bank, Ltd., and the group agents and lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025	DELUXE CORPORATION

	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Chief Administrative Officer, Senior Vice President and General Counsel